Exhibit 10.12

AMENDMENT NO. 1 TO FUND ACCOUNTING SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of this 26th day of January, 2018, by and between ETF MANAGERS GROUP COMMODITY TRUST I, a Delaware statutory trust (the “Trust”), ETF MANAGERS CAPITAL LLC, the sponsor of the Trust (the “Sponsor”), and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company ("Fund Services”).

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, Fund Services is engaged in providing fund accounting and other services to funds; and

WHEREAS, the Trust, the Sponsor and Fund Services have entered into an agreement dated January 2, 2015 (the "Agreement") whereby Fund Services has agreed to provide certain services to each series of the Trust listed on Exhibit A (as amended from time to time) (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the parties wish to amend Exhibit A of the Agreement to include a new separate series of the Trust, the Breakwave Dry Bulk Shipping ETF;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Exhibit A is hereby amended to include the following fund: Breakwave Dry Bulk Shipping ETF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ETF MANAGERS GROUP COMMODITY

TRUST I

By:	/s/ Samuel Masucci, III

Name:	Samuel Masucci, III
Title:	CEO

U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Anita Zagrodnik

Name:	Anita Zagrodnik
Title:	Senior Vice President

ETF MANAGERS CAPITAL LLC

By:	/s/ Samuel Masucci, III

Name:	Samuel Masucci, III
Title:	CEO